UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 18, 2012
Date of Report (Date of earliest event reported)
IMMUNOTECH LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-57514	95-4834274

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

116 West Stocker Street, Glendale, California	91202

(Address of principal executive offices)	(Zip Code)
(818) 409-9091
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers.

On September 17th, 2012 Mr. Ara Ghanime sent his resignation letter to the Immunotech Board of Directors. Mr. Ara Ghanime is no longer a Director and Officer of Immunotech Laboratories.

Item 9.01                    Financial Statements and Exhibits

Exhibit

Number               Description

99.1                      Press Release

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECH LABORATORIES, INC.
Date: September 18, 2012	By:	/s/ Harry Zhabilov
Harry Zhabilov
President